Exhibit 99.1

CASE EMERGENCY SYSTEMS

FINANCIAL STATEMENTS

DECEMBER 31, 2021

(AUDITED)

CASE EMERGENCY SYSTEMS

TABLE OF CONTENTS

December 31, 2021

PAGE

Independent Auditor's Report	1, 2

Balance Sheets	3, 4

Statements of Income	5

Statements of Stockholder's Equity	6

Statements of Cash Flows	7

Notes to the Financial Statements	8-14

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of

CASE Emergency Systems

Irvine, California

Opinion

We have audited the accompanying financial statements of CASE Emergency Systems (a California corporation), which comprise the balance sheet as of December 31, 2021, and the related statements of income, stockholder's equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CASE Emergency Systems as of December 31, 2021, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of CASE Emergency Systems and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about CASE Emergency Systems's ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgement made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of CASE Emergency Systerns's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about CASE Emergency Systems's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

CASHUK, WISEMAN, GOLDBERG, BIRNBAUM AND SALEM, LLP

San Diego, California

September 22, 2022

CASE EMERGENCY SYSTEMS

BALANCE SHEET

December 31, 2021

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents (Note A)	$1,621,350
Accounts Receivable (Note A)	442,959
Inventory (Note A)	2,749,464
Prepaid Expenses	67,326

TOTAL CURRENT ASSETS	4,881,099

PROPERTY AND EQUIPMENT
Property and Equipment, net of accumulated depreciation of $390,253 in 2021 (Notes A & C)	273,430

OTHER ASSETS
Security Deposit	23,312
Goodwill (Note A)	412,463

TOTAL OTHER ASSETS	435,775

TOTAL ASSETS	$5,590,304

The accompanying notes are an integral part of these financial statements.

CASE EMERGENCY SYSTEMS

BALANCE SHEET

December 31, 2021

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$879,694
Deferred Income (Note A)	73,148
Current Portion of Long-Term Debt (Note F)	231,267
Current Portion of Capital Leases (Note F)	128,174

TOTAL CURRENT LIABILITIES	1,312,283

LONG-TERM LIABILITIES
Long-Term Debt, net of current portion (Note F)	4,041,154
Capital Leases, net of current portion (Note F)	142,325

TOTAL LONG-TERM LIABILITIES	4,183,479

TOTAL LIABILITIES	5,495,762

STOCKHOLDER'S EQUITY
Common Stock - 1,000 Shares Authorized,
1,000 Issued and Outstanding	1,000
Additional Paid in Capital	390,446
Retained Earnings (Accumulated Deficits)	(296,904)

TOTAL STOCKHOLDER'S EQUITY	94,542

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$5,590,304

The accompanying notes are an integral part of these financial statements.

CASE EMERGENCY SYSTEMS

STATEMENT OF INCOME

Year Ended December 31, 2021

REVENUES
Sales (Note A)	$5,433,155

COST OF SALES	3,141,693

GROSS PROFIT	2,291,462

EXPENSES
Automobile Expenses	20,203
Bank and Credit Card Fees	11,913
Depreciation and Amortization	142,160
Dues and Subscriptions	19,330
General and Administrative	127,096
Insurance	115,113
Interest	135,494
Salaries and Payroll Taxes	1,033,192
Professional Fees	220,001
Rent (Note E)	213,742
R&D Related Expenses	257,166
Sales Deparhuent	612,267
Telephone	40,854
Travel	10,597
Utilities	17,255

TOTAL EXPENSES	2,976,383

LOSS FROM OPERATIONS	(684,921)

OTHER INCOME
Employee Retention Credit (ERC Tax Credits)	117,822
Grants under CARES Act	9,000
PPP Loan Forgiveness (Note A)	542,700
Gain (Loss) on Sale of Property & Equipment	44,550

TOTAL OTHER INCOME	714,072

INCOME BEFORE TAXES	29,151

Income Tax Expense (Note B)	800
NET INCOME (LOSS)	$28,351

The accompanying notes are an integral part of these financial statements.

CASE EMERGENCY SYSTEMS

STATEMENT OF STOCKHOLDER'S EQUITY

Year Ended December 31, 2021

	Common Stock		Additional	Retained Earnings
			Paid In	(Accumulated
	Shares	Amount	Capital	Deficit)	Total
Beginning Balance, January 1, 2021	1,000	$1,000	$390,446	$267,052	$658,498

Contributions	-	-	-	-	-

Distributions	-	-	-	(592,307)	(592,307)

Net Income (Loss)	-	-	-	28,351	28,351

Ending Balance, December 31, 2021	1,000	$1,000	$390,446	$(296,904)	$94,542

The accompanying notes are an integral part of these financial statements.

CASE EMERGENCY SYSTEMS

STATEMENT OF CASH FLOWS

Year Ended December 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$28,351
Gain on Sale of Property & Equipment	(44,550)
Adjustments to Reconcile Net Income to Net Cash
Provided(Used) by Operating Activities:
Depreciation	142,160
Cash Provided(Used) by Changes in
Operating Assets and Liabilities:
Accounts Receivable	612,303
Inventory	(823,465)
Prepaid Expense	4,165
Short-Term Loan Receivable	(100,000)
Accounts Payable and Accrued Expenses	155,556
Line of Credit	(2,288,737)
Deferred Income	(2,421)
Security Deposits	(619)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES	(2,317,257)

INVESTING ACTIVITIES
Disposal of Fixed Assets	217,130
Purchases of Property & Equipment	(138,852)

CASH PROVIDED BY (USED FOR) INVESTING ACTIVITIES	78,278

CASH FLOW FROM FINANCING ACTIVITIES

Net Proceeds from Long-Term-Debt & Capital Leases	3,808,114
Stockholder Distributions	(592,307)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES	3,215,807

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	976,828

Cash and Cash Equivalents at Beginning of Year	644,522

CASH AND CASH EQUIVALENTS AT END OF YEAR	$1,621,350

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest Expense	$135,494
Income Taxes Paid	1,600

The accompanying notes are an integral part of these financial statements.

CASE Emergency Systems

notes to the financial statements

December 31, 2021

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1.	CASE Emergency Systems (the Company) was incorporated under the laws of the State of California on April 25, 2008. The Company changed its name from CASE Systems, Inc. to CASE Emergency Systems in September 2018. The Company has adopted a December 31 year end for reporting requirements.

The Company installs and maintains call boxes in multiple states. Its client base mainly includes counties and cities throughout United States, government agencies and colleges/universities.

2.	Revenue and Cost Recognition-Fees from maintenance services revenue are recognized in the period the service is performed and the Company has determined that term of the contracts has been fulfilled. Installation or upgrades revenue are recognized upon completion of the project/contracts. In certain cased, deferred revenue is recognized to account for unfinished contracts.

Costs of sales include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tool, repairs and other expenses. General and administrative expenses are recognized as incurred. Changes in job performance, conditions and estimated profitability may result in revision to costs and income and recognized in the period in which the revisions are determined.

Gain Contingency Paycheck Protection Loan Forgiveness-The Company received loan proceeds of $542,700 under the Paycheck Protection Program (PPP). The Company has elected to recognize a gain contingency on the forgiveness of its PPP Loan under FASB ASC Topic 450 “Contingencies”. The Company expects to meet the PPP eligibility criteria and concluded that the PPP loan represents, in substance, a grant that is expected to be forgiven. The Company has determined that all the contingencies related to the receipt of the assistance have been met and the gain is realized or realizable.

3.	Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

4.	Cash & Cash Equivalents for purposes of the statement of cash flows, include cash on hand, cash in checking and savings accounts with banks. All short-term debt securities with a maturity of three months or less are considered cash equivalents.

5.	Concentration of Cash and Credit Risk-The Company maintains deposits in financial institutions that at times exceed the insured amount of $250,000 provided by the U.S. Federal Deposit Insurance Corporation (FDIC). At December 31, 2021, the Company had no uninsured cash balances.

CASE Emergency Systems

notes to the financial statements

December 31, 2021

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CON’T:

6.	Accounts Receivable represents billed amounts uncollected prior to December 31, 2021 which are reported at the amount management expects to collect from outstanding balances. Difference between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. The Company recorded $2,501 in allowance for doubtful account this year.

7.	Property and Equipment are stated at cost. The straight-line method of depreciation is followed for financial reporting purposes. Depreciation is provided in amounts sufficient to relate the cost of assets to operations over their estimated service lives or the lives of the respective leases, whichever is shorter. Maintenance and repairs are charged to expense. Major renewals and improvements are capitalized. Gains and losses on dispositions are credited or charged to earnings as incurred. Depreciation is provided at rates based on the following estimated useful lives:

Furniture and Equipment	5-7 years
Vehicles	5 years

For federal income tax purposes, depreciation is computed using the accelerated cost recovery systems and the modified accelerated cost recovery system.

Goodwill of $- represents cost of purchased goodwill related to the acquisition of business in 2008. Periodically, the Company reviews the carrying values of its intangible assets. Management believes that there has been no impairment of intangible assets as reflected in these financial statements.

8.	Leases that meet the criteria for capitalization are classified as capital leases (Note G). Leases that do not meet such criteria are classified as operating leases and related rentals are charged to expense as incurred (Note E).

9.	Inventory is mainly consists of parts and material, stored in various warehouse/storage facilities. Inventory is stated at the lower cost or market. Cost is determined by the average cost. Market is determined based on net realizable value. Appropriate consideration is given to obsolescence, excessive levels, deterioration and other factors in evaluating net realizable value. Inventory totaled $2,749,464 as of December 31, 2021.

10.	Fair Value of Financial Instruments-Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.

CASE Emergency Systems

notes to the financial statements

December 31, 2021

NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CON’T:

Cash and Cash equivalents, Accounts Receivable, Inventory, Accrued Liabilities and Other Payables—The carrying amounts reported in the balance sheets for these items are a reasonable estimate of fair value.

Loan Payable and Long-term Debt-The fair value of loan payable is estimated based on the present value of cash flows required under the loan and debt, using a discounting rate based on interest rates for similar debt instruments. The carrying amount approximated fair value.

NOTE B-INCOME TAXES:

CASE Emergency Systems has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company’s taxable income in their individual income tax returns. The State of California imposes a tax of 1 ½% of taxable income or $800, whichever is greater.

Provisions for state income tax are as follows:

2021
California	$800

The Company is required to file tax returns in New York and Texas. No provision for income taxes is accounted for New York and Texas for this calendar year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to report information regarding its exposure to various tax position taken by the Company. The Company has determined whether any tax positions have met the recognition threshold and has measured the Company’s exposure to those tax positions. Management believes that the Company has adequately addressed all relevant tax positions and that there are no unrecorded tax liabilities. Federal and state taxing authorities generally have the right to examine and audit the previous three years of tax returns filed. Any interest or penalties assessed to the Company are recorded in operating expenses. No interest or penalties from federal or state taxing authorities were recorded in the accompanying financial statements.

CASE Emergency Systems

notes to the financial statements

December 31, 2021

NOTE C-PROPERTY AND EQUIPMENT:

At December 31, 2021, the company had the following property and equipment:

Furniture and Equipment	$21,662
Vehicles	642,021

Total Property and Equipment	663,683

Accumulated Depreciation	(390,253)

Net Property and Equipment	$273,430

NOTE D-RETIREMENT PLAN:

The Company sponsors a deferred profit-sharing plan under Section 401(k) of the Internal Revenue Service, covering substantially all employees of the Company. Under the plan, participants may elect to contribute portions of their annual compensation, not to exceed legal limitation. The Company may make discretionary contributions at an amount set by management each year. The company did not contribute to the plan for the year ended December 31, 2021.

NOTE E-COMMITMENTS AND CONTINGENCIES/RELATED PARTY TRANSACTIONS:

Office Lease

The Company entered into an operating lease for its corporate office with a related entity owned by the Company’s stockholder. The lease expires in January 2026. The Company incurred $177,000 in rent expense under this lease agreement. The Company also lease various other offices and warehouses under non-cancellable operating leases that expire in 2022 to 2025. The future minimum lease payments are as follows:

Year ending December 31
2022	$436,454
2023	306,932
2024	239,998
2025	60,000
2026	12,500

Total	$1,195,032

CASE Emergency Systems

notes to the financial statements

December 31, 2021

NOTE F-LONG-TERM DEBT:

Long-Term Debt as of December 31, 2021 consisted of the following:

Unsecured term loan to Calprivate Bank, matures in March 2041, with Interest rate of 3.75%. Monthly payment of $26,323.	$2,238,271

Unsecured SBA Loan, matures in October 2051, with Interest rate of 3.75%. Monthly payment of $9,878.	2,034,149

Total Debt	4.272,420

Less: Current Portion	231,267

Total Long-Term Debt	$4,041,153

Maturities of long-term debt are as follows:

2022	$231,267
2023	248,798
2024	271,309
2025	295,981
Thereafter	3,225,064

Total	$4,272,420

NOTE G-CAPITAL LEASE OBLIGATIONS:

The Company acquired vehicles under the provisions of a capital lease. Long-term capital lease obligations as of December 31, 2021 consisted of:

Note payables to Ford Motor Credit, with interest rates ranging from 0.90% to 4.34%, maturing in various dates from 2022 to 2025, with total monthly payment of $7,291.	$270,499

Less: Current Portion	128,174

Total Long-Term Debt	$142,325

CASE Emergency Systems

notes to the financial statements

December 31, 2021

NOTE G-CAPITAL LEASE OBLIGATIONS-CON’T:

Maturities of long-term debt are as follows:

2022	$128,174
2023	68,936
2024	51,947
2025	21,442

Total	$270,499

NOTE H-FAIR VALUE MEASUREMENTS:

FASB ASC Topic 820 specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with FASB ASC Topic 820, the following summarizes the fair value hierarchy:

Level 1 Inputs—Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs—Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs—Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

FASB ASC Topic 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. As of December 31, 2021, there were no assets and liabilities measured at fair value.

NOTE I-SIGNIFICANT EVENTS:

The Company is in a negotiation process for the sale of its assets to a third-party buyer. Terms and agreement of the sale are still being negotiated at the date of this reports.

CASE Emergency Systems

notes to the financial statements

December 31, 2021

NOTE J-GOING CONCERN:

As shown in the accompanying financial statements, the company incurred loss from operation of $684,921 for the calendar year ended December 31, 2021. In response to the net loss and current financial position, management has implemented certain expense reduction and revenue enhancement plans. The Company is also in the process of receiving Employee Retention Credits (ERC Tax Credits), that will help with its operations.

As of the date of these financial statements, the Company believes that there are no uncertainties about the Company’s ability to continue as a going concern

NOTE K-SUBSEQUENT EVENT:

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 22, 2022, the date the financial statements were available to be issued. Except for the potential sale of its assets (as noted in Note I above), there were no other subsequent events requiring adjustments to and disclosures in the financial statements as of and for the year ended December 31, 2021.